Exhibit 10.1

Larry Hammond, 004049
Anne M. Chapman, 025965
Kathleen O'Meara, 026331
OSBORN MALEDON, P.A.
2929 North Central Avenue, 21st Floor
Phoenix, Arizona 85012-2793
(602) 640-9000
lhammond@omlaw.com
achapman@omlaw.com
komeara@omlaw.com

Attorneys for Western Union Financial Services, Inc.
IN THE SUPERIOR COURT OF THE STATE OF ARIZONA
IN AND FOR THE COUNTY OF MARICOPA

State of Arizona, ex rel. Attorney General Thomas C. Horne, Plaintiff, vs. Western Union Financial Services, Inc. Defendant.	) ) ) ) ) ) ) ) ) ) )	No. CV2010-005807 ORDER TOLLING TIME FRAMES AND EXTENDING BENEFITS AND OBLIGATIONS OF SETTLEMENT AGREEMENT
The State of Arizona ex rel. THOMAS C. HORNE, Attorney General (“State”), and WESTERN UNION FINANCIAL SERVICES, INC. (“Western Union”), having applied for an order tolling the time frames and extending all benefits and obligations provided for in the Settlement Agreement for ninety days, and whereas:

1)The State and Western Union have agreed to discuss a potential amendment of the Settlement Agreement (“Agreement”).1

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[1] Capitalized terms used in this Order have the meaning defined in the Agreement.

2)The present terms of the Agreement provide that the court-appointed Monitor's Engagement shall end on July 31, 2013, and require that the Monitor issue a Periodic Review by June 14, 2013, and make a Final Report by July 31, 2013.
3)The State and Western Union have agreed to toll the time for the Monitor to issue the Periodic Review and to make the Final Report, to extend the time for the Monitor Engagement, and to extend the benefits and obligations of the parties and the Monitor for a period of ninety days.
4)The parties' agreement for tolling and extension of time is to allow the parties to continue to discuss potential amendment of the Settlement Agreement.
5)The tolling and extension of time will require additional funding for the court-appointed Monitor.
6)This Court has authority to enter this Order under Ariz. Const. art. VI, § 24, the Rules of Civil Procedure, and A.R.S. § 12‑123.

GOOD CAUSE APPEARING, IT IS ORDERED:

a)Tolling Time for Monitor Engagement and Monitor Reports: Notwithstanding any provision in either the Settlement Agreement or the Monitor Engagement Letter to the contrary, all time frames described therein, including, but not limited to, Paragraph 22 of the Agreement and Paragraphs 2 and 10.3 of the Monitor Engagement Letter, are tolled for 90 days.
b)Extending Benefits and Obligations of the Parties and Monitor under the Settlement Agreement, Monitor Engagement Letter, and Court Orders of February 24, 2010, and February 3, 2011: All benefits and obligations of the parties and the court-appointed Monitor provided for in the Settlement Agreement, the Monitor Engagement Letter, and Court orders of February 24, 2010, and February 3, 2011, shall be extended for 90 days to and including October 31, 2013.
c)Monitor Funding: Western Union shall transfer $1,000,000 to the Clerk of the Court's separate interest bearing account for the court-appointed Monitor's reasonable expenses during the 90-day tolling and extension period.
d)Potential Amendment: In the event that Western Union and the State have not executed an amendment to the Settlement Agreement on or before October 31, 2013, or that one or both parties notify the Court in writing that they will not enter into such an amendment, the Monitor shall issue both a Periodic Review and a Final Report as a single document within 60 days after the written notification to the Court or within 60 days after October 31, 2013, whichever is sooner. Any funds in the Clerk of Court's account for the court-appointed Monitor remaining after the Monitor issues his Final Report shall be returned to Western Union.

DATED this 14 day of June, 2013.

/s/ Hon. Warren Granville
THE HONORABLE WARREN GRANVILLE MARICOPA COUNTY SUPERIOR COURT JUDGE

ORIGINAL lodged this _____ day of
June, 2013, with:

HON. WARREN GRANVILLE
Judge of the Superior Court
175 W. Madison St., 13103
Phoenix, AZ. 85003-2243

COPY of the foregoing mailed this
___ day of June, 2013, to:

Cameron Holmes
Office of the Attorney General
1275 W. Washington
Phoenix, Arizona 85007

Monitor Theodore Greenberg
Greenberg Consulting Arizona LLC
4852 Hutchins Place
Washington, D.C. 20007
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